January 1, 1995

                           GATX CORPORATION
                       MANAGEMENT INCENTIVE PLAN


1.   OBJECTIVE.

     This Management Incentive Plan (the "Plan"), which is administered by the Compensation Committee of the Board of Directors (the "Committee"), is established for the period January 1 through December 31, 1995 (the "Plan Year"), to motivate and reward those employees whose activities and contributions have a significant bearing on the success and profitability of GATX Corporation and its Subsidiaries (collectively, the "Company").

2.   ELIGIBILITY.

     Recommendation for participation in the Plan is initiated by the Subsidiary Presidents or the Vice President of Human Resources, and approved by the Chief Executive Officer.

3.   PARTICIPATION.

     Participants under this Plan will be exempt salaried employees with the Company who are individually authorized to participate (the
"Participants"). Each Participant will be notified by the Subsidiary President or Corporate Department Head of his or her participation and participation level ("Target Bonus").

4.   DEFINITIONS.

     For purposes of this Plan, the following terms will have the following meanings:

     A. "Base Salary" will mean (1) the total salary (excluding any incentive compensation or lump sum payments) paid to a Participant by the Company before reduction for any contribution authorized under the GATX Corporation Salaried Employees Retirement Savings Plan, plus (2) any compensation which the Participant elects to defer under any deferred compensation plan of the Company.

     B. "Income Goals" will mean the net income goals established annually by the Committee for GATX and each subsidiary. See Exhibit II.

     C. "Bonus" will mean the amount payable to a Participant under this Plan for the current Plan Year, calculated in accordance with the provisions of this Plan, and approved by the Committee.

     D. "Target Bonus" will mean the percentage of base salary payable if 100% of income goals and individual performance goals (if applicable) are attained.

     E. "Profit Attainment Percentage" will mean the quotient of income divided by income goal expressed as a percentage.

     F. "Payout Percentage" will mean the percentage of the Bonus paid for the Company or Subsidiary performance as determined by the Profit Attainment Percentage. The relationship between the Profit Attainment Percentage and the Payout Percentage is approved by the Committee and presented in
Exhibit III.

     G. "Personal Evaluation Percentage" will mean the percentage of the Bonus paid for the Participant's individual performance during the Plan Year . See
Exhibit IV.

     H. "Threshold" will mean the minimum level of income required for payout under the Earnings Portion of this Plan. See Exhibit II.

5.   COMPONENTS OF THE BONUS.

     The Bonus is composed of a GATX Earnings Portion, a Subsidiary Earnings Portion and a Personal Portion. As soon as practical following the start of each Plan Year, the Committee will establish Income Goals for GATX and each participating subsidiary.

     A. GATX Earnings Portion - The extent to which GATX meets its Income Goal - determined by reference to the Profit Attainment Percentages (Exhibit
III) - will be the basis for the GATX Earnings Portion of the Bonus for both corporate and subsidiary participants.

     B. Subsidiary Earnings Portion - For subsidiary Participants, the extent to which each subsidiary meets its Income Goal - determined by reference to the Profit Attainment Percentages (Exhibit III) - will be the basis for that subsidiary's Earnings Portion of the Bonus.

     For corporate Participants, the Subsidiary Earnings Portion will recognize the relative proportion of the Income Goals established for each participating subsidiary. At the start of the Plan Year, each participating subsidiary will be assigned a weight by the Committee calculated on the basis of its Income Goal as a percent of the total of the Income Goals of all participating subsidiaries, with a minimum weight of 5.0% (Exhibit II). The extent to which each subsidiary meets its Income Goal - determined by reference to the Profit Attainment Percentages (Exhibit III) - will be the basis for the Subsidiary Earnings Portion of the Bonus.

     C. Personal Portion - The Personal Portion recognizes the level of the Participant's individual performance (Exhibit IV). The percentage of the Bonus represented by the Personal Portion may vary depending upon whether or not the Threshold levels established annually for the GATX Earnings Portion (for corporate Participants) and the Subsidiary Earnings Portion (for subsidiary Participants) are met.

6.   WEIGHTING OF THE COMPONENTS OF THE BONUS.

     As soon as practical following the start of each Plan Year, the Committee will determine the weight to be allocated to each of the component parts of the Bonus identified in paragraph 5 hereof. For the current Plan Year, the component parts of the Bonus for each category of Participant are attached as Exhibit I.

7.   CALCULATION OF THE BONUS.

     A. The weighting of the Income Goals is multiplied by a Participant's Target Bonus to determine the Target Value for the Income Goal. (Exhibit V, Section A).

     B. Payout Percentages are determined from the Profit Attainment Percentages as described in paragraph 5 (Exhibit V, Section B.)

     C. Payout Percentages are multiplied by the Target Values of the Income Goals to determine the Earnings Portion of the Bonus. (Exhibit V, Section C.) The Personal Portion is determined by multiplying the Target Value of the Personal Portion by the Personal Evaluation Percentage as determined from the table attached as Exhibit IV.

     D. The Bonus will be the sum of the Earnings Portions and the Personal Portion of the Bonus, provided that no Bonus payment will be made with respect to the Earnings Portions unless the Company and participating subsidiaries reach Threshold levels as established by the Committee.

     E. The Company or Subsidiary President may increase or decrease the Bonus to an individual Participant by a maximum of 25%, based on an assessment of that Participant's overall contribution or performance related to a special project.

8.   ADMINISTRATION OF THE PLAN.

     A.   Administration.
               Administration of the Plan will be the responsibility of the Committee which may delegate responsibility thereunder to the Corporate Director of Compensation and Benefits, Corporate Human Resources Department.

     B.   New Participants.
               Subject to the provisions of the following sentence, new employees who join the Company during the Plan Year may be authorized to participate in the Plan on a pro-rata basis with the approval of the Chief Executive Officer. Participation under this Plan will not be available to any new employee after October 1st of any Plan Year.

     C.   Transfers and Promotions.
               If a Participant is transferred or promoted during the Plan Year causing an adjustment in his Target Bonus, such Participant's bonus will be calculated on a pro-rata basis to reflect this change.

     D.   Retirement, Death or Disability.
               A Participant who retires, dies, or becomes totally and permanently disabled, as that term is defined in the GATX Pension Plan for Salaried Employees, during the Plan Year will be entitled to a pro-rated bonus in accordance with Paragraph E.

     E.   Payment of Bonus.
               Bonuses will be paid as soon as possible after the completion of the Company's year-end audit, normally no later than March 1. The Participant does not have a contractual right to receive the Bonus. Participants become entitled to receive Bonus payments only after the payments have been approved and authorized by the Committee.

     F.   Employment as a Condition Precedent.
          No bonus will be paid, except pursuant to the provisions of Paragraph D above, unless the Participant is an employee of the Company at the end of the Plan Year.

     G.   No Employment Contract.
               Neither the establishment of the Plan nor the authorization to be a Participant in the Plan will be construed as giving the Participant the right to be retained in the service of the Company.

     H.   Modification of Goals.
               The Committee may, from time to time during the Plan Year, modify the Plan as appropriate including (i) Income Goals, (ii) Thresholds,
(iii) Payout Percentages, (iv) assigned weights established for one or more subsidiaries and (v) weighting of the Components of the Bonus if, in the sole discretion of the Committee, any part of the Plan ceases to be a reasonable measure of desired performance. Notwithstanding anything to the contrary contained herein, the Committee shall have the authority and exclusive discretion to determine whether income or expenses of an unusual or nonrecurring nature are to be included with other income of the Company for purposes of determining whether the established Income Goals have been achieved.

                                                                    EXHIBIT I


            WEIGHTING OF THE COMPONENTS OF THE BONUS
                 1995 MANAGEMENT INCENTIVE PLAN

      CEO and COO                            100%    GATX





      OTHER SENIOR CORPORATE OFFICERS         30%    GATX
      and SUBSIDIARY PRESIDENTS               70%    subsidiary or
                                                     combined subsidiaries
                                             ------
                                              100%
                                             ======





      OTHER PARTICIPANTS                       10%   GATX
                                               40%   subsidiary or combined subsidiaries
                                               50%   Personal*
                                             ------
                                              100%
                                             ======

                                   *30% if Threshold not met

                                                              EXHIBIT II
            INCOME GOALS, WEIGHTING OF THE INCOME GOALS, THRESHOLDS
                         1995 MANAGEMENT INCENTIVE PLAN
                         1995 INCOME GOALS ($ IN OOO'S)

                             NET
                             INCOME           CORP STAFF
                             GOALS            WEIGHTING
                          ------------     ----------------
         GATC                65,001            45.12%

         CAPITAL             30,205            20.97%

         TERMINALS           34,458            23.92%

         ASC                  6,237             5.00%

         LOGISTICS              100             5.00%

                                              100.00%

         GATX CORP           97,769



                                   THRESHOLDS

The threshold will be 80% of the Income Goal for GATX and each participating subsidiary with the exception of GATC, for which the Threshold will be 85% of the Income Goal.


                                                                   EXHIBIT III


                   PROFIT ATTAINMENT AND PAYOUT PERCENTAGES
                          1995 MANAGEMENT INCENTIVE PLAN

                                                 PAYOUT PERCENTAGE
  PROFIT ATTAINMENT                --------------------------------------------
  PERCENTAGE                       GATX & ALL SUBS EXCEPT GATC         GATC
- ----------------------             ---------------------------     ------------
  THRESHOLD  80                           30
             81                           35
             82                           40
             83                           45
             84                           50
  GATC       85                           55                           55.0
             86                           60                           60.0
             87                           65                           65.0
             88                           70                           70.0
             89                           75                           75.0
             90                           80                           80.0
             91                           83                           83.0
             92                           86                           86.0
             93                           89                           89.0
             94                           92                           92.0
             95                           95                           95.0
             96                           96                           96.0
             97                           97                           97.0
             98                           98                           98.0
             99                           99                           99.0
            100                          100                          100.0
            101                          101                          101.3
            102                          102                          102.7
            103                          103                          104.0
            104                          104                          106.0
            105                          105                          110.0
            106                          108                          114.0
            107                          111                          118.0
            108                          114                          122.0
            109                          117                          126.0
            110                          120                          130.0
            111                          123                          134.0
            112                          126                          138.0
            113                          129                          142.0
            114                          132                          146.0
            115                          135                          150.0
            116                          138
            117                          141
            118                          144
            119                          147
            120                          150




Actual Payout Percentage will be interpolated, if necessary, and rounded to the nearest hundredth.

                                                                    EXHIBIT IV

               PERFORMANCE EVALUATION PERCENTAGE DETERMINATION
                         1995 MANAGEMENT INCENTIVE PLAN

                                                              PERFORMANCE
                                                              EVALUATION
            EVALUATION CRITERIA                               PERCENTAGE
     -------------------------------------------------      -------------
     Performance was truly outstanding; consistently               150%
     exceeded job requirements and attained particularly
     difficult and aggressive, high priority goals during
     the performance period.

     Performance was well above average; job                       125%
     requirements were often exceeded and difficult
     goals were attained during the performance period.

     Performance was fully satisfactory; met or at                 100%
     times exceeded job requirements and attained
     important goals during the performance period.

     Performance was less than satisfactory; some                   50%
     but not all job requirements were met and important
     goals were not attained during the performance period.

     Performance was not acceptable; few job                         0%
     requirements were met or goals attained during the
     performance period.



                                                                   EXHIBIT V
                        1995 MANAGEMENT INCENTIVE PLAN
                           BONUS CALCULATION EXAMPLE

EMPLOYEE:  (Corporate Participant)                      Base Salary          $75,000
          ----------------------------                  Target Percentage       20.0%
                                                        Target Bonus         $15,000

A.          TARGETS - EARNINGS AND PERSONAL PORTIONS

    FACTOR                        WEIGHTING                TARGET BONUS    TARGET VALUE
- ------------------        -----------------------          ------------    -----------
1.  CORP INCOME                      10% =10.000%          $15,000.00      $1,500.00
2.  GATC                  45.12%  x  40% = 18.05%          $15,000.00      $2,707.00
      Capital             20.97%  x  40% =  8.39%          $15,000.00      $1,258.00
      Terminals           23.92%  x  40% =  9.57%          $15,000.00      $1,435.00
      ASC                  5.00%  x  40% = 2.000%          $15,000.00        $300.00
      Logistics            5.00%  x  40% = 2.000%          $15,000.00        $300.00
3.  PERSONAL                         50% =50.000%          $15,000.00      $7,500.00
                                    --------------                        ------------
TARGET AMOUNT                            100.000%                         $15,000.00
                                    ==============                        ============




B.   GATX AND SUBSIDIARY PERFORMANCE

     FACTOR        THRESHOLD      INCOME GOAL    ACTUAL      PROFIT %     PAYOUT %
- ---------------    ----------     -----------  ----------    ---------    ---------
1.  CORP INCOME    72,000,000     90,000,000   81,000,000       90%         80%
2.  GATC           52,000,000     65,000,000   64,350,000       99%         99%
     Capital       24,000,000     30,000,000   31,500,000      105%        105%
     Terminals     24,000,000     30,000,000   33,000,000      110%        120%
     ASC            4,800,000      6,000,000    5,640,000       94%         92%
     Logistics        400,000        500,000      425,000       85%         55%


C.          INDIVIDUAL BONUS CALCULATION

     FACTOR          PAYOUT %        TARGET VALUE       AWARD
- ---------------     ---------        ------------       ---------
1.  CORP INCOME         80%    x     $1,500.00     =    $1,200.00    $1,200.00
2.  GATC                99%    x     $2,707.00     =    $2,679.93
      Capital          105%    x     $1,258.00     =    $1,320.90
      Terminals        120%    x     $1,435.00     =    $1,722.00
      ASC               92%    x       $300.00     =      $276.00
      Logistics         55%    x       $300.00     =      $165.00    $6,163.83
                                                        ---------    ---------
3.  PERSONAL           125%    x     $7,500.00     =    $9,375.00    $9,375.00
                                                        ---------    ---------
                                                     TOTAL BONUS    $16,738.83
                                                                    ==========

                                                                 EXHIBIT V

                         1995 MANAGEMENT INCENTIVE PLAN
                           BONUS CALCULATION EXAMPLE

EMPLOYEE:  (Subsidiary Participant)                    Base Salary       $75,000
         -----------------------------                 Target Percentage   20.0%
                                                       Target Bonus      $15,000

A.          TARGETS - EARNINGS AND PERSONAL PORTIONS

FACTOR                   WEIGHTING         TARGET BONUS      TARGET VALUE
- ----------------     -----------------     ------------      ------------
1.  CORP INCOME      100%  x  10% = 10%     $15,000.00        $1,500.00
2.  SUB INCOME       100%  x  40% = 40%     $15,000.00        $6,000.00
                                                              -----------
                                                              $7,500.00

3.  PERSONAL             50% =   50.00%     $15,000.00        $7,500.00
                                -------     ----------
     TARGET AMOUNT              100.00%     $15,000.00
                                =======     ==========


B.          GATX AND SUBSIDIARY PERFORMANCE


   FACTOR          THRESHOLD    INCOME GOAL      ACTUAL          PROFIT %      PAYOUT %
- --------------     ---------    -----------      ------          --------      ---------
1. CORP INCOME     72,000,000   90,000,000      81,000,000         90%        80%
2. SUB INCOME      52,000,000   65,000,000      64,350,000         99%        99%



C.          INDIVIDUAL BONUS CALCULATION


    FACTOR        PAYOUT %      TARGET VALUE        AWARD
- ---------------   --------     -------------       -------
1. CORP INCOME      80%    x    $1,500.00     =    $1,200.00
2. SUB INCOME       99%    x    $6,000.00     =    $5,940.00
                                                   ---------
                                                   $7,140.00
                               ----------
3. PERSONAL        125%    x    $7,500.00     =    $9,375.00
                                                  -----------
                             TOTAL BONUS          $16,515.00
                                                  ===========

